UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2023

PRIVETERRA ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40021	85-3940478
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

300 SE 2nd Street, Suite 600

Fort Lauderdale, Florida 33301

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (754) 220-9229

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	PMGMU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	PMGM	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one share of Class A common stock at an exercise price of $11.50	PMGMW	The Nasdaq Stock Market LLC

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below under Item 5.07 of this Current Report on Form 8-K, on July 3, 2023, Priveterra Acquisition Corp. (“Priveterra” or the “Company”) convened a Special Meeting of Stockholders (the “Special Meeting”) to approve, among other things, the previously announced business combination of the Company and AEON Biopharma, Inc. (the “Business Combination” and Priveterra following the Business Combination, “New AEON”).

At the Special Meeting, the Company’s stockholders approved, among other items, the New AEON 2023 Incentive Award Plan (the “Incentive Plan”) and the New AEON 2023 Employee Stock Purchase Plan (the “ESPP”). A description of the material terms of each of the Incentive Plan and ESPP is included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on May 12, 2023 and first mailed to Priveterra’s stockholders on or about May 12, 2023 (the “Proxy Statement”), which descriptions are incorporated herein by reference. Such descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the Incentive Plan and ESPP, which are attached as Annex D and Annex E, respectively, to the Proxy Statement and are also incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 3, 2023, Priveterra convened the Special Meeting. At the Special Meeting, a total of 1,528,826 shares of Class A common stock and 6,900,000 shares of Class B common stock of Priveterra, out of a total of 2,002,272 shares of Class A common stock and 6,900,000 shares of Class B common stock issued and outstanding and entitled to vote as of the close of business on April 11, 2023 (the record date for the Special Meeting), were present or represented by proxy at the Special Meeting. A summary of the voting results for the following proposals, each of which is described in detail in the Proxy Statement, is set forth below. The adjournment proposal described in the Proxy Statement was not presented at the Special Meeting because there were enough votes to approve the other proposals presented at the Special Meeting.

Proposal 1: Adoption of the Business Combination Proposal

Priveterra’s stockholders, by ordinary resolution, (i) adopted and approved the Business Combination Agreement, dated as of December 12, 2022 (as amended or modified from time to time, the “Business Combination Agreement”), by and among Priveterra Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Priveterra (“Merger Sub”), and AEON Biopharma, Inc., a Delaware corporation (“AEON”), pursuant to which Merger Sub will merge with and into AEON, with AEON surviving the merger as a wholly-owned subsidiary of Priveterra, on the terms and subject to the conditions set forth therein; (ii) approved such merger and the other transactions contemplated by the Business Combination Agreement; and (iii) adopted and approved each document ancillary to the Business Combination Agreement to which Priveterra is a party and all transactions contemplated therein. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
8,189,816	239,010	0	0

Proposal 2: Adoption of the Charter Amendment Proposal

Priveterra’s stockholders approved by ordinary resolution (including of each class entitled to vote thereon) that the second amended and restated certificate of incorporation and bylaws of Priveterra be amended and restated by the proposed third amended and restated certificate of incorporation for new AEON (the “Proposed Charter,” a copy of which is attached to the Proxy Statement as Annex B), and amended bylaws (a copy of which is attached to the Proxy Statement as Annex C), for New AEON, which will be in effect upon the closing of the Business Combination (the “Closing”). The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

Combined Common

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
8,189,816	239,010	0	0

Class A Common

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
1,289,816	239,010	0	0

Class B Common

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
6,900,00	0	0	0

Proposal 3A: Adoption of the Advisory Charter Proposal A

Priveterra’s stockholders approved by non-binding, advisory resolution the provisions in the Proposed Charter changing the corporate name of Priveterra to “AEON Biopharma, Inc.” at and from the time of the Business Combination. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
8,189,816	239,010	0	0

Proposal 3B: Adoption of the Advisory Charter Proposal B

Priveterra’s stockholders approved by non-binding, advisory resolution the provisions in the Proposed Charter authorizing an increase in the authorized shares of common stock of New AEON to 500,000,000 shares. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
8,189,316	239,510	0	0

Proposal 3C: Adoption of the Advisory Charter Amendment Proposal C

Priveterra’s stockholders approved by non-binding, advisory resolution the provisions in the Proposed Charter authorizing an increase in the authorized shares of preferred stock that New AEON’s board of directors could issue to 1,000,000 shares. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
7,753,080	675,746	0	0

Proposal 3D: Adoption of the Advisory Charter Amendment Proposal D

Priveterra’ stockholders approved by non-binding, advisory resolution the provisions in the Proposed Charter dividing the board of directors into three classes following the Business Combination, with the directors serving staggered terms until their respective successors are duly elected and qualified, or until their earlier resignation, death, disqualification or removal and providing that the directors may only be removed for cause and by affirmative vote of 66⅔% of New AEON’s then-outstanding shares of capital stock entitled to vote generally in the election of directors. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
7,753,080	675,746	0	0

Proposal 3E: Adoption of the Advisory Charter Proposal E

Priveterra’ stockholders approved by non-binding, advisory resolution the provisions in the Proposed Charter providing that certain amendments to the Proposed Charter must have the approval of at least 66⅔% of New AEON’s then-outstanding shares of capital stock entitled to vote on such amendment voting together as a single class. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
7,753,580	675,246	0	0

Proposal 3F: Adoption of the Advisory Charter Proposal F

Priveterra’ stockholders approved by non-binding, advisory resolution the provisions in the Proposed Charter removing certain provisions related to Priveterra’ status as a special purpose acquisition company that will no longer be applicable to Priveterra upon consummation of the Business Combination. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
8,189,316	239,510	0	0

Proposal 3G: Adoption of the Advisory Charter Proposal G

Priveterra’ stockholders approved by non-binding, advisory resolution the provisions in the Proposed Charter removing the ability of stockholders to act by written consent in lieu of a meeting. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
7,753,080	675,746	0	0

Proposal 4: Adoption of the Stock Issuance Proposal

Priveterra’ stockholders approved by ordinary resolution, for purposes of complying with applicable provisions of Nasdaq Listing Rule 5635 and the listing rules of the New York Stock Exchange (the “NYSE”), the issuance by Priveterra of (i) up to 39,913,926 shares of Class A common stock in connection with the Business Combination, pursuant to the Business Combination Agreement, and (ii) 14,564,286 shares of Class A common stock with respect to certain financing arrangements concurrent with the Business Combination. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
8,189,816	239,010	0	0

Proposal 5: Adoption of the Director Election Proposal

The holders of shares of Priveterra’s common stock approved by affirmative, majority vote that Marc Forth, Jost Fischer, Eric Carter, Robert Palmisano and Shelley Thunen be elected to serve as Class I, Class II and Class III directors as set forth in the Proxy Statement to serve staggered terms on the board of directors of New AEON upon consummation of the Business Combination, until their respective successors are duly elected and qualified, or until their earlier death, disqualification, resignation or removal. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
8,189,816	239,010	0	0

Proposal 6: Adoption of the Incentive Plan Proposal

Priveterra’s stockholders adopted and approved by ordinary resolution the Incentive Plan in the form attached to the Proxy Statement as Annex D. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
7,953,080	475,746	0	0

Proposal 7: Adoption of the ESPP Proposal

Priveterra’ stockholders adopted and approved by ordinary resolution the ESPP in the form attached to the Proxy Statement as Annex E. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
8,179,084	249,742	0	0

Item 8.01. Other Events.

In connection with the stockholder vote at the Special Meeting, Priveterra’s public stockholders had the right to elect to redeem all or a portion of their shares of Class A common stock for a per share price calculated in accordance with Priveterra’s organizational documents. Priveterra’s public stockholders holding 1,681,348 shares of Class A common stock validly elected to redeem their public shares for a full pro rata portion of the trust account holding the proceeds from Priveterra’s initial public offering. Priveterra’s public stockholders who elected to redeem their public shares may revoke their elections at any time prior to the Closing.

The Closing is expected to occur in July, subject to the satisfaction or waiver of the conditions contained in the Business Combination Agreement.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events involving, or future performance of, the Company or AEON. In some cases, you can identify forward-looking statements by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, and AEON and its management, as the case may be, are inherently uncertain. Certain risks and uncertainties are set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s final prospectus dated February 11, 2021, relating to its IPO and other risks and uncertainties indicated from time to time in the definitive proxy statement to be delivered to the Company’s stockholders and related S-4 Registration Statement, including those set forth under “Risk Factors” therein, and other documents filed to be filed with the SEC by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 5, 2023

PRIVETERRA ACQUISITION CORP.

By:	/s/ Robert J. Palmisano
Name:	Robert J. Palmisano
Title:	Chairman and Chief Executive Officer